DIAMOND HILL FUNDS
Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Strategic Income Fund
Supplement dated August 19, 2011
to the Prospectus Dated February 28, 2011
The address for placing orders in the Buying and Selling Fund Shares section for each of the funds (pages 5, 8, 11, 14, 17, 20 and 23) is deleted and replaced with the following:
P.O. Box 183179
Columbus, OH 43218-3179
Fund Direct Purchase section on Page 31. The second bullet point has been deleted and replaced with the following:
•	Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the fund in which you are investing. We do not accept third party checks, travelers’ checks, cash, money orders, credit card convenience checks or “starter” checks.
Fund Direct Purchase section on Page 31. The third bullet point has been deleted and replaced with the following:
•	Mail the application and check to: (Fund Name) Diamond Hill Funds P.O. Box 183179 Columbus, OH 43218-3179
The CAT Program section on Page 31 has been deleted in its entirety and replaced with the following:
When making your initial investment in a fund, you may choose to participate in the fund’s continuing automatic transfer (“CAT”) program by completing the CAT section of the application form discussed above. Purchase amounts ($100 minimum) are automatically debited each month from your bank account through ACH (automated clearing house) and are subject to the payment of any applicable sales charge.
How to Redeem Shares By Mail section on Page 34. The mail address following the first sentence has been changed to:
(Fund Name)
Diamond Hill Funds
P.O. Box 183179
Columbus, OH 43218-3179

How to Redeem Shares By Mail section on Page 34. The last bullet point has been deleted and replaced with the following:
•	You must request the redemption in writing with your signature guaranteed by a Medallion Signature Guarantee, regardless of the value of the shares being redeemed if: the name(s) or the address on your account has been changed within 30 days of your redemption request; the check is not being mailed to the address on your account; the check is not being made payable to the owner(s) of the account; the redemption proceeds are being transferred to another fund account with a different registration or; the redemption proceeds are being wired to bank instructions currently not on your account.
How to Exchange Shares — Exchanges of Class C Shares of the Fund section. The first paragraph on page 35 has been deleted and replaced with the following:
You may request the exchange by telephoning 888-226-5595 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the funds are open for business or writing the fund at Diamond Hill Funds, P.O. Box 183179, Columbus, OH 43218-3179. Exchanges may be made only if the exchanging fund is registered in your state of residence. The exchange privilege does not constitute an offering or recommendation of a Fund. It is your responsibility to obtain and read a prospectus of the exchanging Fund before you make an exchange.
The Other Tax Jurisdictions section on page 36. The last sentence has been deleted and replaced with the following:
The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by the fund to non-U.S. investors will terminate and no longer be available for dividends paid by the fund with respect to its taxable years beginning after December 31, 2011, unless such exemptions are extended or made permanent.
Back cover page. The Custodian information is deleted and replaced with the following:
Citibank N.A.
388 Greenwich Street
New York, NY 10013
The information under For Additional Information is deleted and replaced with the following:
Diamond Hill Funds
Toll Free 888-226-5595
     This Supplement and the Prospectus dated February 28, 2011 provide the information a prospective investor ought to know before investing and should be retained for future reference.

DIAMOND HILL FUNDS
Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Strategic Income Fund
Supplement dated August 19, 2011
to the Statement of Additional Information dated February 28, 2011, as amended
The last sentence on the front cover has been deleted and replaced with the following:
A free copy of the Prospectuses or the Annual Report can be obtained by writing the Transfer Agent at P.O. Box 183179, Columbus, OH 43218-3179 or by calling 1-888-226-5595.
The Proxy Voting Policies and Procedures section on page 51 is deleted in its entirety and replaced with the following:
General Policy
     The Trust has delegated proxy voting responsibilities with respect to each of the Funds to the Adviser, subject to the general oversight of the Board. The Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Proxy Policy has been approved by the Trustees of the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Funds and their shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the Funds and the Adviser’s interests will be reported to the Board and the Board will provide direction to the Adviser on how to vote the proxy.
     The Proxy Policy sets forth the Adviser’s voting guidelines. The guidelines contain information about the key objectives in voting proxies, various client and Adviser decision methods, conflicts of interest, general voting principles, and detailed explanations on how the Adviser will typically vote on certain matters that are typically up for shareholder vote. Each vote is ultimately determined on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.
How to Obtain More Information
     Investors may obtain a copy of the Proxy Policy by writing to the Trust at 325 John H. McConnell Boulevard, Suite 200, Columbus, OH 43215 or by calling the Trust at 888-226-5595. Information about how the Funds voted proxies relating to portfolio securities for the 12 month period ended June 30th is available without charge, upon request, by calling the Trust at 888-226-5595, on the Funds’ website, www.diamond-hill.com, and on the SEC’s website at http://www.sec.gov.

Foreign Equity Securities section on page 60. The last sentence of the first paragraph has been deleted and replaced with the following:
This value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation from FTID as of 4:00 p.m. ET.
TAXES section on page 60. The third sentence of the second paragraph is deleted and replaced with the following:
A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years.
CUSTODIAN section on page 70. The first sentence has been deleted and replaced with the following:
Citibank N.A., 388 Greenwich Street, New York, NY 10013, is Custodian of each Fund’s investments.
The SUB-TRANSFER AGENT section on page 70 is deleted in its entirety and replaced with the following:
Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219, pursuant to a Services Agreement entered into between Citi and the Adviser, acts as the Funds’ sub-transfer agent and, in such capacity, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. Fees of Citi under this agreement are paid by the Adviser under the Administration Agreement.